UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: March 15, 2006
                        (Date of Earliest Event Reported)

                          NATIONAL HOLDINGS CORPORATION
             (Exact name of Registrant as specified in its charter)


            Delaware                     001-12629               36-4128138
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


            875 NORTH MICHIGAN AVENUE, SUITE 1560, CHICAGO, IL 60611
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (312) 751-8833

                      OLYMPIC CASCADE FINANCIAL CORPORATION
                   (Former name, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On March 15, 2006, National Holdings Corporation f/k/a Olympic Cascade Financial Corporation (the "Company") entered into a three-year employment agreement (the "Agreement") with Mark Goldwasser to serve as our Chief Executive Officer. The term of the Agreement extends automatically for an additional year at the end of the initial term and each anniversary thereafter unless 90-day prior notice of termination is provided by either Mr. Goldwasser or us. The Agreement provides for a minimum annual salary of $350,000, an annual bonus at the discretion of the Compensation Committee of the Board of Directors and a car and parking allowance equal to $1,600 per month. Additionally, in the event there is a change of control (as defined in the agreement) and Mr. Goldwasser's employment is terminated by the Company, Mr. Goldwasser will receive a severance benefit equal to two times his prior year's annual base salary and bonus. Moreover, if we terminate the Agreement during the employment term for any reason other than for cause, death, disability or change of control, we will pay Mr. Goldwasser a severance benefit equal to two times his prior year's annual base salary and bonus. The Agreement also contains non-compete and non-solicitation provisions commencing upon the termination of his employment and ending one year thereafter.

      The description of the Agreement contained in this Item 1.01 is a summary and is qualified in its entirety by reference to the Agreement. The Company intends to file a copy of the Agreement as an exhibit to its Form 10-Q to be filed with the Securities and Exchange Commission for the period ending March 31, 2006.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

      On March 17, 2006, the Company consummated a private placement of an aggregate of 159,090 shares of our common stock, $.02 par value (the "Common Stock"), at a price of $1.10 per share, pursuant to the terms of a Securities Purchase Agreement (the "Purchase Agreement"), dated March 17, 2006, between the Company and a single institutional investor (the "Investor").

      The issuance and sale of the Common Stock in the private placement is exempt from registration under the Securities Act of 1933 pursuant to Regulation D and Rule 506 promulgated thereunder. We have furnished certain information to the Investor as required by Regulation D, and the Investor has provided certain representations to us evidencing that it is an "accredited investors" as defined in Regulation D. We have not engaged in general solicitation or advertising with regard to the private placement and have not offered securities to the public in connection with the private placement.

      The description of the Purchase Agreement contained in this Item 3.02 is a summary and is qualified in its entirety by reference to the Purchase Agreement. The Company intends to file a copy of the Purchase Agreement as an exhibit to its Form 10-Q to be filed with the Securities and Exchange Commission for the period ending March 31, 2006.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

      The information set forth in Item 5.03 hereof is incorporated herein by reference.

ITEM 5.02 APPOINTMENT OF PRINCIPAL OFFICERS

      Effective March 15, 2006, the Company appointed David McCoy, as Chief Operating Officer of the Company, and Brian Friedman, as Executive Vice President and Assistant Secretary of the Company. These appointments were approved by the Board of Directors of the Company.


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      Mr. McCoy is presently the Chief Operating Officer and National Sales
Manager of National Securities Corporation, the Company's wholly owned subsidiary ("National Securities"). Mr. McCoy joined National Securities in 2005. From 2002 to 2005, Mr. McCoy was the Chief Operating Officer and National Sales Manager of GunnAllen Financial. From 2000 to 2002, Mr. McCoy was Director of Retail Sales of Montauk Financial Group. During the past 5 years, Mr. McCoy was instrumental in developing and growing both firms, and implementing business changes to improve the profitability and business of each. For the 15 years prior to his joining the executive level at Montauk Financial, he worked as a branch manager, registered representative, and regional manager.

      Mr. Friedman is presently the Vice President of National Securities. Mr. Friedman joined National Securities in 1997 as a member of the Corporate Finance Department. From 1997 until 2001, Mr. Friedman worked primarily in the areas of corporate finance and business development. From 2001 until present, Mr. Friedman was instrumental in implementing business changes to improve the profitability and business of National Securities. Mr. Friedman continues to serve as National Securities' Director of Corporate Finance. Prior to joining National Securities, he worked as an associate at Liberty Hampshire, LLC, a boutique investment bank. Mr. Friedman earned his JD/MBA in finance at Illinois Institute of Technology's Chicago Kent College of Law and his BA in finance from the University of Iowa.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

      On March 15, 2006, the Company filed an amendment to our Certificate of Incorporation (the "Certificate of Incorporation Amendment"), changing our name from "Olympic Cascade Financial Corporation" to "National Holdings Corporation," effective on March 15, 2006.

      Also, on March 15, 2006, the Company filed an amendment to our Certification of Designation of the Series A Preferred Stock (the "Certificate of Designation Amendment"), decreasing the conversion price of the Company's Series A Preferred Stock to $1.25 per share from $1.50 per share, effective on March 15, 2006.

      The Company intends to file copies of the Certificate of Incorporation Amendment and the Certificate of Designation Amendment as exhibits to its Form 10-Q to be filed with the Securities and Exchange Commission for the period ending March 31, 2006.

ITEM 8.01. OTHER EVENTS.

      In connection with the Company's name change, effective at the open of business on March 20, 2006, the trading symbol for our common stock on the Over-the-Counter Bulletin Board will be changed from "OLYD" to "NHLD."

      On March 17, 2006, the Company issued a press release announcing the change of our name and our trading symbol. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

      Exhibit

         99.1    Press Release dated March 17, 2006.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     NATIONAL HOLDINGS CORPORATION


                                     By: /s/ Mark Goldwasser
                                         ------------------------------------
                                         Mark Goldwasser
                                         President and Chief Executive Officer

Dated: March 20, 2006